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                                                                Exhibit 99.2



                    CERTIFICATION PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002



        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Granite Construction Incorporated (the "Company") does hereby certify to such officer's knowledge that:

        The Annual Report on Form 10-K for the year ended December 31, 2002 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-K fairly presents in all material respects the financial condition and results of operations of the Company.




Dated:   March 27, 2003                           /s/ William E. Barton
        ------------------                      --------------------------
                                                William E. Barton
                                                Senior Vice President & Chief
                                                Financial Officer